Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
INCOME TAXES

21. INCOME TAXES

The provision for income taxes differs from the amount that would have resulted in applying the combined federal statutory tax rate as follows:

	December 31, 2023	December 31, 2022	December 31, 2021
Net loss for the period	$(26,295,727)	$(26,387,336)	$(11,690,098)
Statutory income tax rate	25.0%	25.0%	25.0%
Expected in tax recovery at statutory income tax rates	$(6,574,000)	$(6,597,000)	$(2,923,000)
Permanent differences	904,000	2,342,000	1,601,000
Difference in tax rates, foreign exchange, and other	5,695,000	3,723,000	484,000
Change in deferred tax assets not recognized	(25,000)	532,000	838,000
Income tax recovery	$-	$-	$-

Temporary differences that give rise to the following deferred tax assets and liabilities at are:

	December 31, 2023	December 31, 2022
Deferred tax assets
Net operating loss carryforwards	$2,704,532	$2,717,532
Deferred tax assets not recognized	(2,704,532)	(2,717,532)
Net deferred tax asset	$-	$-

As of December 31, 2023 and 2022, the Company has approximately $36,269,000 and $21,440,000 of non-capital losses that may be used to offset future taxable income. These losses may be carried forward on an indefinite basis and do not expire. The Company has not recognized the deferred tax assets due to the uncertainty around utilizing all of the losses carry-forwards.

Tax attributes are subject to review, and potential adjustment, by tax authorities.